UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 3, 2010

CHS Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Minnesota	0-50150	41-0251095
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5500 Cenex Drive, Inver Grove Heights, Minnesota		55077
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	651-355-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

CHS Inc. ("CHS" or "the Company") held its Annual Meeting December 2-3, 2010, and the following directors were re-elected to the Board of Directors for a three-year term on December 3, 2010: Michael Toelle, Dennis Carlson, Randy Knecht, Robert Bass and Steve Riegel. C.J. Blew was elected on December 3, 2010, for a one-year term to fill a new position created through the transfer of a directorship from Region 1 to Region 8. The following directors' terms of office continued after the meeting: Bruce Anderson, Donald Anthony, David Bielenberg, Curt Eischens, Steve Fritel, Jerry Hasnedl, David Kayser, Gregory Kruger, Michael Mulcahey, Richard Owen and Daniel Schurr.

Mr. Blew is serving his second term on the Mid Kansas Cooperative Association (MKC) board of directors in Moundridge, Kansas, and currently serves as chairman. He holds a position on the Hutchinson Community College Ag Advisory Board and is a past director of the Reno County Cattleman's Board. He is a member of the Kansas Livestock Association, Texas Cattle Feeder's Association and the Red Angus Association of America. Mr. Blew holds an applied science degree in farm and ranch management from Hutchinson Community College. He and his father and brother raise irrigated corn and soybeans, dry land wheat, milo and soybeans, and have a commerical cow/calf operation. Mr. Blew's principal occupation has been farming for the last five years or longer.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

CHS members adopted a resolution to amend the Company's Bylaws on December 3, 2010, during its Annual Meeting. The amendment added language to allow the Board of Directors to take into account certain retrospective accounting changes required by generally accepted accounting principles when determining the amount of CHS net income available for the purpose of making patronage refunds. The amendment is attached as an exhibit to this Current Report on Form 8-K.

Item 8.01 Other Events.

United Harvest, LLC, a joint venture owned equally by CHS and United Grain Corp., a Mitsui company, was formed in December, 1998. CHS has decided to dissolve the joint venture, with the dissolution expected to be completed on or before May 31, 2011. Upon the United Harvest dissolution, management of the Vancouver, WA export terminal will return to United Grain Corp., and management of the Kalama, WA export terminal will return to CHS.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.1 Amendment to the Bylaws of CHS Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHS Inc.

December 7, 2010	By:	/s/ John Schmitz

Name: John Schmitz
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

3.1	Amendment to the Bylaws of CHS Inc.